                   Exhibit 23.1 - Consent of Ernst & Young LLP


                         Consent of Independent Auditors

         We consent to the reference to our firm under the caption "Experts" and to the use of our report dated January 14, 2000, in Amendment No.2 to the Registration Statement (Form S-1 No. 333-36662) and related Prospectus of
Coastal Caribbean Oils & Minerals, Ltd. for the registration of 12,016,907 shares of its common stock.


                                                           /s/ Ernst & Young LLP


Stamford, Connecticut
September 6, 2000